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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                November 11, 2002
                        (Date of earliest event reported)

                         Commission file number: 0-20167

                       NORTH COUNTRY FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


MICHIGAN                                                     38-2062816
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No)

1011 NOTEWARE DRIVE, TRAVERSE CITY, MI                       49686
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (906) 341-8401






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ITEM 4.            CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                   On November 11, 2002, Rehmann Robson resigned as the independent auditor of the Registrant's financial statements for the year ending December 31, 2002.

                   Rehmann Robson did not audit any year-end financial statements included on Form 10-K nor review any quarterly reports of the Registrant on Form 10-Q.

                   Registrant has provided Rehmann Robson with a copy of this disclosure and has requested that Rehmann Robson furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. A copy of Rehmann Robson's letter to the Securities and Exchange Commission is forwarded as Exhibit 16.1 to this report on Form 8-K.





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ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              Exhibit 16.1 - Letter regarding change in certifying accountant from Rehmann Robson.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to the signed on its behalf by the undersigned hereunto duly authorized.


                                          NORTH COUNTRY FINANCIAL CORPORATION


Date: November 15, 2002                   By: /s/ Sherry Littlejohn
                                          ------------------------------------
                                          Sherry Littlejohn, President and Chief
                                             Executive Officer







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                                 EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION

Ex 16.1 Letter regarding change in certifying accountant from Rehmann Robson.